[LOGO] Merrill Lynch   Investment Managers

Annual Report

October 31, 2001

MuniYield
New York
Insured
Fund, Inc.

www.mlim.ml.com

                     MUNIYIELD NEW YORK INSURED FUND, INC.

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                    Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                         MuniYield New York Insured Fund, Inc., October 31, 2001

DEAR SHAREHOLDER

For the year ended October 31, 2001, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.778 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.18%, based on a month-end net asset value of $15.01 per share. During the same period, the total investment return on the Fund's Common Stock was +15.57%, based on a change in per share net asset value from $13.76 to $15.01, and assuming reinvestment of $0.774 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +8.24%, based on a change in per share net asset value from $14.27 to $15.01, and assuming reinvestment of $0.391 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 2.71%; Series B, 2.36%; Series C, 2.54%; Series D, 2.28%; and Series E, 2.90%.

The Municipal Market Environment

Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


                                     2 & 3

                         MuniYield New York Insured Fund, Inc., October 31, 2001

Portfolio Strategy

The Fund entered the year ended October 31, 2001 with a duration that was higher than its competitive group average. This reflected our belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would continue to lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert. In late 2000 as yields declined, we sold lower coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate part of the curve. This allowed the Fund to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. This strategy worked well as it enhanced the Fund's yield and, as yields declined in early 2001, the Fund was able to add to the gains realized in late 2000.

The 400 basis point decrease in short-term interest rates by the Federal Reserve Board in 2000 and 2001 has had a beneficial impact on the Fund's borrowing costs. These costs have been in the 1.87%-2.25% range for most of the fiscal year. This decline in borrowing costs will generate a significant yield enhancement to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

Looking forward, we intend to concentrate our investments in the 10-year-20-year maturity sector for the beneficial reasons discussed above. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise.

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

November 30, 2001

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


                                     4 & 5

                         MuniYield New York Insured Fund, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount    Issue                                                                        Value
====================================================================================================================================
New York--97.8%   AAA        Aaa      $11,895    Albany County, New York, Airport Authority, Airport Revenue Bonds, Trust
                                                 Receipts, AMT, Class R, Series 8, 9.589% due 12/15/2023 (c)(f)              $14,349
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        8,200    Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge
                                                 System Revenue Bonds, 5.75% due 1/01/2025 (d)                                 8,722
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,050    Buffalo, New York, GO, Series A, 5.25% due 2/01/2013 (b)                      1,122
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        4,300    Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                                                 6% due 7/01/2013 (b)                                                          5,043
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,700    Dutchess County, New York, Resource Recovery Agency Revenue Bonds (Solid
                                                 Waste System--Forward), Series A, 5.40% due 1/01/2013 (d)                     1,863
                  ------------------------------------------------------------------------------------------------------------------
                  BBB        A3         5,000    Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding Bonds
                                                 (American Refinery-Fuel Co. Project), 5% due 12/01/2010                       5,180
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        Aaa          805    Holland, New York, Central School District, GO, Refunding, 5.50% due
                                                 6/15/2014 (c)                                                                   913
                  ------------------------------------------------------------------------------------------------------------------
                                                 Huntington, New York, GO, Refunding (a):
                  NR*        Aaa          715      5.50% due 4/15/2010                                                           799
                  NR*        Aaa          485      5.50% due 4/15/2011                                                           547
                  NR*        Aaa          460      5.50% due 4/15/2012                                                           518
                  NR*        Aaa          455      5.50% due 4/15/2013                                                           512
                  NR*        Aaa          450      5.50% due 4/15/2014                                                           504
                  NR*        Aaa          450      5.50% due 4/15/2015                                                           503
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        Aaa        1,675    Ilion, New York, Central School District, GO, Series B, 5.50% due
                                                 6/15/2015                                                                     1,831
                  ------------------------------------------------------------------------------------------------------------------
                                                 Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                 VRDN (g):
                  A1+        VMIG1@     4,000      Sub-Series 1B, 1.90% due 5/01/2033                                          4,000
                  A1+        VMIG1@     7,200      Sub-Series 2B, 2% due 5/01/2033                                             7,200
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        2,350    Long Island Power Authority, New York, Electric System Revenue Refunding
                                                 Bonds, Series A, 5.50% due 12/01/2029 (d)                                     2,391
                  ------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Commuter Facilities
                                                 Revenue Bonds, Series A:
                  AAA        Aaa        3,380      5.25% due 7/01/2011 (c)                                                     3,674
                  AAA        NR*        7,945      5.50% due 7/01/2014 (b)                                                     8,624
                  AAA        Aaa        2,000      5.75% due 7/01/2021 (d)                                                     2,137
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa       10,000    Metropolitan Transportation Authority, New York, Commuter Facilities
                                                 Revenue Refunding Bonds, Series B, 4.875% due 7/01/2018 (b)                  10,087
                  ------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Dedicated Tax
                                                 Fund Revenue Bonds, Series A:
                  AAA        Aaa        3,000      5.25% due 4/01/2016 (c)                                                     3,164
                  AAA        Aaa        3,000      4.75% due 4/01/2028 (b)                                                     2,853
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,635    Metropolitan Transportation Authority, New York, Service Contract,
                                                 Transit Facilities Revenue Refunding Bonds, Series O, 5.75% due
                                                 7/01/2008 (d)                                                                 1,844
                  ------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Transit Facilities
                                                 Revenue Bonds:
                  AAA        Aaa        2,400      Series A, 6.10% due 7/01/2006 (c)(e)                                        2,782
                  AAA        Aaa        5,605      Series A, 5.75% due 7/01/2021 (d)                                           5,990
                  AAA        Aaa        2,500      Series C-1, 5.50% due 7/01/2022 (b)                                         2,613
                  AAA        Aaa        1,170      Series O, 6% due 7/01/2004 (d)(e)                                           1,299
                  ------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Transit Facilities
                                                 Revenue Refunding Bonds:
                  AAA        Aaa        5,000      Series A, 4.75% due 7/01/2024 (d)                                           4,812
                  AAA        Aaa          350      Series B, 4.75% due 7/01/2026 (b)                                             334
                  AAA        Aaa        4,025      Series C, 5.25% due 7/01/2010 (c)                                           4,416
                  AAA        Aaa        2,500      Series C, 5.125% due 7/01/2013 (c)                                          2,666
                  ------------------------------------------------------------------------------------------------------------------
                                                 Monroe County, New York, IDA, Revenue Bonds (Southview Towers Project),
                                                 AMT:
                  NR*        Aa1        1,400      6.125% due 2/01/2020                                                        1,507
                  NR*        Aa1        1,125      6.25% due 2/01/2031                                                         1,215
                  ------------------------------------------------------------------------------------------------------------------
                                                 Nassau County, New York, Interim Finance Authority, Revenue Refunding
                                                 Bonds, Series A-2 (a):
                  AAA        Aaa        4,085      5.375% due 11/15/2012                                                       4,365
                  AAA        Aaa        1,340      5.375% due 11/15/2014                                                       1,415
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa       12,130    Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                 5.75% due 8/01/2029 (c)                                                      12,942
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        Aaa        5,750    New York City, New York, City IDA, Civic Facility Revenue Bonds (USTA
                                                 National Tennis Center), RIB, Series 206, 10.54% due 11/15/2014 (c)(f)        7,098
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, City Municipal Water Finance Authority, Water
                                                 and Sewer System Revenue Bonds:
                  AAA        NR*       25,000      Series A, 5.75% due 6/15/2027                                              26,878
                  AAA        Aaa        2,500      Series A, 5.75% due 6/15/2031 (b)                                           2,668
                  AAA        Aaa       11,100      Series B, 5.75% due 6/15/2026 (d)                                          12,192
                  AAA        Aaa       15,750      Series B, 5.50% due 6/15/2027 (d)                                          16,587
                  AAA        Aaa       17,200      Series B, 5.75% due 6/15/2029 (d)                                          18,685
                  A1+        VMIG1@     4,000      VRDN, Series C, 2.05% due 6/15/2023 (b)(g)                                  4,000
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, City Municipal Water Finance Authority, Water
                                                 and Sewer System Revenue Refunding Bonds:
                  AAA        Aaa        4,000      Series A, 5.875% due 6/15/2005 (d)(e)                                       4,495
                  AAA        Aaa       15,000      Series B, 6.50% due 6/15/2010 (d)(e)                                       18,410
                  AAA        Aaa        5,125      Series B, 5.25% due 6/15/2013 (c)                                           5,484
                  AAA        NR*       15,250      Series B, 6% due 6/15/2033 (d)                                             17,917
                  AAA        Aaa       10,000      Series D, 5.50% due 6/15/2016 (d)                                          10,854
                  AAA        Aaa        9,200      Series D, 4.75% due 6/15/2025 (b)                                           8,809
                  A1+        VMIG1@       500      VRDN, Series G, 4.50% due 6/15/2024 (b)(g)                                    500
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, City Transit Authority, Metropolitan
                                                 Transportation Authority, Triborough, COP, Series A (a):
                  AAA        Aaa        2,020      5.625% due 1/01/2012                                                        2,267
                  AAA        Aaa        2,675      5.625% due 1/01/2013                                                        2,981
                  ------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes


                                     6 & 7

                         MuniYield New York Insured Fund, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount    Issue                                                                        Value
====================================================================================================================================
New York                                         New York City, New York, City Transitional Finance Authority Revenue
(continued)                                      Bonds, Future Tax Secured:
                  AAA        Aaa      $ 7,625      Series B, 5.50% due 2/01/2012 (d)                                         $ 8,529
                  AAA        Aaa        5,650      Series B, 5.50% due 2/01/2013 (d)                                           6,269
                  AAA        Aaa        6,805      Series B, 6.25% due 11/15/2017 (b)                                          7,776
                  AAA        Aaa        5,000      Series C, 5.50% due 5/01/2025 (b)                                           5,231
                  A1+        VMIG1@     3,400      VRDN, Sub-Series B-2, 2.05% due 11/01/2026 (g)                              3,400
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        Aa2        7,500    New York City, New York, City Transitional Finance Authority Revenue
                                                 Bonds, RIB, Series 304, 10.29% due 11/15/2017 (f)                             9,595
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO:
                  AAA        Aaa        3,000      Series A, 5.75% due 5/15/2024                                               3,224
                  AAA        Aaa        2,500      Series B, 5.75% due 8/01/2013 (d)                                           2,818
                  AAA        Aaa        1,900      Series B, 5.75% due 8/01/2014 (d)                                           2,124
                  AAA        Aaa        5,000      Series H, 5.75% due 3/15/2012 (b)                                           5,721
                  AAA        Aaa        3,465      Series H, 5.75% due 3/15/2012 (c)                                           3,965
                  AAA        Aaa       10,000      Series H, 5.75% due 3/15/2013 (b)                                          11,341
                  AAA        Aaa        3,000      Series H, 5.75% due 3/15/2013 (c)                                           3,402
                  A1         VMIG1@       300      VRDN, Series B, Sub-Series B-6, 2.05% due 8/15/2005 (d)(g)                    300
                  A1+        VMIG1@     3,500      VRDN, Sub-Series A-7, 2.05% due 8/01/2020 (g)                               3,500
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO, Refunding:
                  AAA        Aaa        1,000      Series A, 6.375% due 5/15/2013 (b)                                          1,176
                  AAA        NR*          380      Series B, 7% due 2/01/2002 (a)(e)                                             390
                  AAA        Aaa        2,000      Series B, 7% due 8/01/2002 (a)(e)                                           2,104
                  AAA        NR*        1,620      Series B, 7% due 2/01/2018 (a)                                              1,663
                  AAA        Aaa        2,000      Series D, 5.25% due 8/01/2015 (c)                                           2,109
                  AAA        Aaa        2,500      Series G, 5.35% due 8/01/2013 (c)                                           2,666
                  AAA        NR*        1,300      Series H, 5.50% due 8/01/2013 (c)                                           1,409
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        7,970    New York City, New York, IDA, Parking Facility Revenue Bonds (Royal
                                                 Charter--New York Presbyterian), 5.75% due 12/15/2029 (c)                     8,621
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa       14,970    New York City, New York, IDA, Special Facilities Revenue Bonds
                                                 (Terminal One Group), AMT, 6.125% due 1/01/2024 (d)                          15,872
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,000    New York State Dormitory Authority, City University Consolidated Revenue
                                                 Refunding Bonds, Series 1, 5.625% due 7/01/2019 (c)                           1,063
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        2,950    New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                                                 (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(i)                  3,317
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        2,000    New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health
                                                 Facilities Improvement Program), Series A, 4.75% due 5/15/2024 (a)            1,899
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Dormitory Authority Revenue Bonds:
                  A1+        VMIG1@     3,000      (Cornell University), VRDN, Series B, 4.40% due 7/01/2025 (g)               3,000
                  AAA        Aaa        4,250      (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (i)       4,698
                  AAA        Aaa        2,000      (New School Social Research), 5.75% due 7/01/2026 (d)                       2,127
                  AAA        Aaa        1,000      Series B, 6.50% due 2/15/2011 (d)(j)                                        1,218
                  AAA        Aaa        2,560      (State University Adult Facilities), Series B, 5.75% due 5/15/2016 (c)      2,835
                  AAA        Aaa        1,000      (State University Adult Facilities), Series B, 5.75% due 5/15/2017 (c)      1,101
                  AAA        Aaa        2,000      (State University Educational Facilities), Series B, 5.75% due
                                                   5/15/2004 (b)(e)                                                            2,171
                  AAA        Aaa          710      (Upstate Community Colleges), Series A, 6% due 7/01/2015 (c)                  811
                  AAA        Aaa        1,070      (Upstate Community Colleges), Series A, 6% due 7/01/2016 (c)                1,214
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Dormitory Authority, Revenue Refunding Bonds:
                  AAA        Aaa       13,230      (City University System), Consolidated Second Generation, Series A,
                                                   6.125% due 7/01/2012 (a)                                                   15,607
                  AAA        Aaa        4,400      (City University System), Series C, 7.50% due 7/01/2010 (b)                 5,325
                  NR*        A3         2,240      (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2015                 2,426
                  A1+        VMIG1@     4,300      (Memorial Sloan-Kettering), VRDN, Series A, 2% due 7/01/2019 (g)            4,300
                  AAA        Aaa        4,405      (Mental Health Services), Series A, 5.75% due 2/15/2027                     4,648
                  BBB        Baa2       8,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2018                        8,936
                  AAA        Aaa       12,145      RITR, Class R, Series 2, 7.772% due 7/01/2011 (a)(f)                       16,435
                  AAA        Aaa        2,500      (Saint John's University), 4.75% due 7/01/2028 (d)                          2,376
                  AAA        Aaa        6,000      (Siena College), 5.75% due 7/01/2026 (d)                                    6,383
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Energy Research and Development Authority, Facilities
                                                 Revenue Refunding Bonds (a)(f):
                  AAA        NR*        2,075      DRIVERS, Series 176, 9.99% due 8/15/2020                                    2,562
                  AAA        Aaa        4,300      Trust Receipts, Class R, Series 12, 7.722% due 8/15/2020                    5,309
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        5,000    New York State Energy Research and Development Authority, Gas Facilities
                                                 Revenue Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due
                                                 2/01/2024 (d)                                                                 5,205
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Energy Research and Development Authority, PCR (Niagara
                                                 Mohawk Power Corporation Project) (g):
                  A1+        NR*        4,000      DATES, Series A, 2.15% due 7/01/2015                                        4,000
                  A1+        NR*          700      VRDN, AMT, 2.20% due 12/01/2023                                               700
                  A1+        NR*          500      VRDN, AMT, Series B, 2.20% due 7/01/2027                                      500
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        3,500    New York State Energy Research and Development Authority, PCR, Refunding
                                                 (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)          3,632
                  ------------------------------------------------------------------------------------------------------------------
                  AA+        Aaa        5,050    New York State Environmental Facilities Corporation, PCR, Refunding, RITR,
                                                 Class R, Series 9, 9.339% due 6/15/2014 (f)                                   5,999
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        3,500    New York State Environmental Facilities Corporation, Special Obligation
                                                 Revenue Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)       4,159
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        VMIG1@     1,200    New York State, HFA, Revenue Bonds (Tribeca), VRDN, AMT, Series A, 1.75%
                                                 due 11/15/2029 (g)(h)                                                         1,200
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        2,745    New York State, HFA, Revenue Refunding Bonds (Housing Mortgage Project),
                                                 Series A, 6.10% due 11/01/2015 (c)                                            2,938
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Medical Care Facilities Finance Agency Revenue Bonds:
                  AAA        Aaa        2,485      (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)      2,868
                  AAA        Aaa        5,375      (Health Center Project--Second Mortgage), Series A, 6.375% due
                                                   11/15/2019 (a)                                                              6,002
                  AAA        Aaa        1,475      (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)                 1,664
                  AAA        Aaa           25      (Mental Health Services), Series A, 6% due 2/15/2025 (d)                       26
                  AAA        Aaa        2,945      (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)              3,335
                  AAA        Aaa           55      (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)                 62
                  ------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                         MuniYield New York Insured Fund, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount    Issue                                                                        Value
====================================================================================================================================
New York                                         New York State Medical Care Facilities Finance Agency, Revenue Refunding
(continued)                                      Bonds (Hospital & Nursing Homes) (i):
                  AAA        NR*      $ 2,000      Series B, 6.25% due 2/15/2025                                             $ 2,223
                  AAA        Aaa       15,200      Series C, 6.375% due 8/15/2029 (d)                                         16,760
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa       10,030    New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding
                                                 Bonds, AMT, Series 67, 5.80% due 10/01/2028 (d)                              10,462
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Mortgage Agency Revenue Bonds, AMT:
                  AAA        Aaa        1,750      24th Series, 6.125% due 10/01/2030 (d)                                      1,854
                  AAA        NR*       10,000      DRIVERS, Series 196, 10.48% due 10/01/2030 (f)                             11,708
                  NR*        NR*        5,700      Series 27, 5.875% due 4/01/2030 (d)                                         5,975
                  ------------------------------------------------------------------------------------------------------------------
                  AA-        Aaa          500    New York State Thruway Authority, General Revenue Bonds, Series C,
                                                 6% due 1/01/2005 (b)(e)                                                         562
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                 Bonds:
                  AAA        Aaa        1,810      Series A, 5.80% due 4/01/2004 (a)(e)                                        1,994
                  AAA        Aaa        2,000      Series A, 6.25% due 4/01/2011 (b)                                           2,355
                  AAA        Aaa        1,070      Series B, 6.25% due 4/01/2004 (b)(e)                                        1,190
                  AAA        Aaa        1,215      Series B, 5.25% due 4/01/2014 (d)                                           1,301
                  AAA        Aaa          510      Series B, 5.25% due 4/01/2015 (d)                                             540
                  AAA        Aaa        1,000      Series B, 5.25% due 4/01/2016 (d)                                           1,054
                  AAA        Aaa        1,000      Series B, 5.25% due 4/01/2017 (d)                                           1,046
                  AAA        Aaa        5,000      Series B-1, 5.75% due 4/01/2012 (b)                                         5,690
                  AAA        Aaa        1,500      Series C, 5.25% due 4/01/2014 (b)                                           1,585
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Thruway Authority, Highway and Bridge Trust Fund, Revenue
                                                 Refunding Bonds, Series B (b):
                  AAA        Aaa        4,000      5.25% due 4/01/2011                                                         4,319
                  AAA        Aaa        2,800      5.25% due 4/01/2014                                                         2,959
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Thruway Authority, Service Contract Revenue Bonds
                                                 (Local Highway and Bridges Project):
                  AAA        Aaa        4,295      5.50% due 4/01/2011 (a)                                                     4,802
                  AAA        Aaa       10,000      5.625% due 4/01/2012 (d)                                                   11,135
                  AAA        Aaa        3,000      5.75% due 4/01/2013 (a)                                                     3,391
                  AAA        Aaa        5,800      5.75% due 4/01/2014 (a)                                                     6,499
                  AAA        Aaa        5,000      5.75% due 4/01/2015 (a)                                                     5,561
                  AAA        Aaa        2,000      Series A-2, 5.375% due 4/01/2016 (d)                                        2,109
                  ------------------------------------------------------------------------------------------------------------------
                                                 New York State Thruway Authority, Service Contract Revenue Refunding Bonds
                                                 (Local Highway and Bridges Project) (d):
                  AAA        Aaa        3,500      6% due 4/01/2011                                                            3,955
                  AAA        Aaa        7,000      6% due 4/01/2012                                                            7,865
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        5,000    New York State Urban Development Corporation Revenue Bonds (Correctional
                                                 Facilities Service Contract), Series B, 4.75% due 1/01/2028 (a)               4,738
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        3,190    New York State Urban Development Corporation, Revenue Refunding Bonds
                                                 (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (c)          3,818
                  ------------------------------------------------------------------------------------------------------------------
                                                 Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding
                                                 Bonds, AMT:
                  BBB        Baa1       8,000      Series A, 5.45% due 11/15/2026                                              8,358
                  BBB        Baa1       7,000      Series C, 5.625% due 11/15/2024                                             7,295
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,000    Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due
                                                 11/01/2010 (d)                                                                1,239
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        2,705    Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo
                                                 Niagara International Airport), Series B, 5.50% due 4/01/2019 (d)             2,837
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,260    North Country, New York, Development Authority, Solid Waste Management
                                                 System Revenue Refunding Bonds, 6% due 5/15/2015 (c)                          1,472
                  ------------------------------------------------------------------------------------------------------------------
                                                 North Hempstead, New York, GO, Refunding, Series B (b):
                  AAA        Aaa        1,745      6.40% due 4/01/2013                                                         2,110
                  AAA        Aaa          555      6.40% due 4/01/2017                                                           670
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,080    Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (b)               1,195
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,665    Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                 Valley), Series A, 5.20% due 2/01/2013 (c)                                    1,751
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        2,180    Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                 AMT, 97th Series, 6.50% due 7/15/2019 (b)                                     2,326
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        5,000    Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                                                 Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                             5,185
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        4,075    Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                                 AMT, Class R, Series 10, 9.326% due 1/15/2017 (c)(f)                          4,487
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        NR*        7,500    Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                 DRIVERS, AMT, Series 177, 9.12% due 10/15/2032 (d)(f)                         8,665
                  ------------------------------------------------------------------------------------------------------------------
                                                 Port Authority of New York and New Jersey, Special Obligation Revenue
                                                 Bonds, AMT (d):
                  AAA        NR*        1,750      DRIVERS, Series 192, 9.25% due 12/01/2025 (f)                               1,882
                  NR*        Aaa        1,000      (JFK International Air Terminal LLC), RIB, Series 157, 7.03% due
                                                   12/01/2022 (f)                                                              1,100
                  AAA        Aaa       20,205      (JFK International Air Terminal Project), Series 6, 5.75% due
                                                   12/01/2022                                                                 21,215
                  AAA        Aaa        5,000      (JFK International Airport Terminal), Series 6, 6.25% due 12/01/2015        5,837
                  NR*        Aaa       16,865      RIB, Series 243, 8.03% due 12/01/2010 (f)                                  22,139
                  AAA        Aaa        7,500      (Special Project--JFK International Air Terminal), Series 6, 7% due
                                                   12/01/2012                                                                  9,188
                  ------------------------------------------------------------------------------------------------------------------
                  A1+        VMIG1@     2,400    Port Authority of New York and New Jersey, Special Obligation Revenue
                                                 Refunding Bonds (Versatile Structure Obligation), VRDN, Series 3, 2.10%
                                                 due 6/01/2020 (g)                                                             2,400
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        1,255    Rensselaer County, New York, IDA, Civic Facility Revenue Bonds (Polytech
                                                 Institute), Series B, 5.50% due 8/01/2022 (a)                                 1,318
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        Aaa        1,065    Rome, New York, City School District, GO, 5.50% due 6/15/2014 (c)             1,157
                  ------------------------------------------------------------------------------------------------------------------
                  AAAr       Aaa       12,085    Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                 Refunding Bonds, RITR, AMT, Class R, Series 1, 9.849% due
                                                 10/01/2010 (a)(f)                                                            16,125
                  ------------------------------------------------------------------------------------------------------------------
                  NR*        Aaa        2,850    Syracuse, New York, COP, Revenue Bonds, RIB, AMT, Series 207, 10.59% due
                                                 1/01/2017 (b)(f)                                                              2,998
                  ------------------------------------------------------------------------------------------------------------------
                  AAA        Aaa        4,305    Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                                                 Refunding Bonds, Series Y, 6% due 1/01/2012 (d)                               5,010
                  ------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                         MuniYield New York Insured Fund, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount    Issue                                                                      Value
===================================================================================================================================
New York            AA-      A3       $ 4,000    Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
(concluded)                                      Bonds (Convention Center Project), Series E, 7.25% due 1/01/2010          $  4,691
                  -----------------------------------------------------------------------------------------------------------------
                                                 Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                                 Revenue Refunding Bonds, Series A (d):
                    AAA      Aaa        2,265      5.125% due 1/01/2011                                                       2,442
                    AAA      Aaa        8,555      4.75% due 1/01/2024                                                        8,237
                  -----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,010    Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                    2,214
===================================================================================================================================
Puerto Rico--2.8%   AAA      Aaa        1,250    Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Trust Receipts, Class R, Series B, 9.527%
                                                 due 7/01/2035 (d)(f)                                                         1,551
                  -----------------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                    AAA      NR*        5,500      5.50% due 7/01/2016                                                        6,206
                    A        Baa1      10,000      5.375% due 7/01/2028                                                      10,356
                    A        Baa1       5,000      Refunding, 5.50% due 7/01/2015                                             5,528
===================================================================================================================================
                    Total Investments (Cost--$800,340)--100.6%                                                              856,451

                    Liabilities in Excess of Other Assets--(0.6%)                                                            (5,509)
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $850,942
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)   FNMA Collateralized.
(i)   FHA Insured.
(j)   Escrowed to maturity.
  @   Highest short-term rating by Moody's Investors Service, Inc.
  *   Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      87.7%
AA/Aa .............................................................       2.0
A/A ...............................................................       2.7
BBB/Baa ...........................................................       2.9
NR (Not Rated) ....................................................       0.7
Other* ............................................................       4.6
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of October 31, 2001
====================================================================================================================================
Assets:        Investments, at value (identified cost--$800,340,132) ................................                   $856,451,122
               Cash .................................................................................                         70,551
               Receivables:
                 Interest ...........................................................................   $ 13,277,886
                 Securities sold ....................................................................      5,041,122      18,319,008
                                                                                                        ------------
               Prepaid expenses and other assets ....................................................                         20,966
                                                                                                                        ------------
               Total assets .........................................................................                    874,861,647
                                                                                                                        ------------
====================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ...............................................................     22,985,999
                 Dividends to shareholders ..........................................................        441,459
                 Investment adviser .................................................................        359,882      23,787,340
                                                                                                        ------------
               Accrued expenses .....................................................................                        132,220
                                                                                                                        ------------
               Total liabilities ....................................................................                     23,919,560
                                                                                                                        ------------
====================================================================================================================================
Net Assets:    Net assets ...........................................................................                   $850,942,087
                                                                                                                        ============
====================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (10,360 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ................                   $259,000,000
                 Common Stock, par value $.10 per share (39,445,962 shares issued and outstanding) ..   $  3,944,596
               Paid-in capital in excess of par .....................................................    557,669,466
               Undistributed investment income--net .................................................      3,233,303
               Accumulated realized capital losses on investments--net ..............................    (29,016,268)
               Unrealized appreciation on investments--net ..........................................     56,110,990
                                                                                                        ------------
               Total--Equivalent to $15.01 net asset value per share of Common Stock (market
               price--$14.02)                                                                                            591,942,087
                                                                                                                        ------------
               Total capital ........................................................................                   $850,942,087
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                         MuniYield New York Insured Fund, Inc., October 31, 2001

STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 2001
================================================================================================================
Investment Income:   Interest and amortization of premium and discount earned ..                    $ 43,846,760
================================================================================================================
Expenses:            Investment advisory fees ..................................     $4,171,757
                     Commission fees ...........................................        658,433
                     Accounting services .......................................        240,605
                     Transfer agent fees .......................................        111,268
                     Professional fees .........................................        107,783
                     Custodian fees ............................................         58,540
                     Listing fees ..............................................         51,781
                     Printing and shareholder reports ..........................         48,331
                     Directors' fees and expenses ..............................         46,259
                     Pricing fees ..............................................         29,018
                     Other .....................................................         43,953
                                                                                     ----------
                     Total expenses ............................................                       5,567,728
                                                                                                    ------------
                     Investment income--net ....................................                      38,279,032
                                                                                                    ------------
================================================================================================================
Realized &           Realized gain on investments--net .........................                      14,230,557
Unrealized Gain on   Change in unrealized appreciation on investments--net .....                      35,193,561
Investments--Net:                                                                                   ------------
                     Net Increase in Net Assets Resulting from Operations ......                    $ 87,703,150
                                                                                                    ============
================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
                                                                                                           October 31,
                                                                                                --------------------------------
                 Increase (Decrease) in Net Assets:                                                  2001               2000
================================================================================================================================
Operations:      Investment income--net ...................................................     $  38,279,032      $  29,123,286
                 Realized gain (loss) on investments--net .................................        14,230,557         (8,164,684)
                 Change in unrealized appreciation/depreciation on investments--net .......        35,193,561         42,515,741
                                                                                                -------------      -------------
                 Net increase in net assets resulting from operations .....................        87,703,150         63,474,343
                                                                                                -------------      -------------
================================================================================================================================
Dividends to     Investment income--net:
Shareholders:      Common Stock ...........................................................       (30,526,599)       (21,433,382)
                   Preferred Stock ........................................................        (7,943,511)        (7,796,516)
                                                                                                -------------      -------------
                 Net decrease in net assets resulting from dividends to shareholders ......       (38,470,110)       (29,229,898)
                                                                                                -------------      -------------
================================================================================================================================
Capital Stock    Proceeds from issuance of Common Stock resulting from reorganization .....                --        344,448,084
Transactions:    Proceeds from issuance of Preferred Stock resulting from reorganization ..                --        174,000,000
                 Value of shares issued to Common Stock shareholders in reinvestment of
                 dividends ................................................................                --            209,815
                                                                                                -------------      -------------
                 Net increase in net assets derived from capital stock transactions .......                --        518,657,899
                                                                                                -------------      -------------
================================================================================================================================
Net Assets:      Total increase in net assets .............................................        49,233,040        552,902,344
                 Beginning of year ........................................................       801,709,047        248,806,703
                                                                                                -------------      -------------
                 End of year* .............................................................     $ 850,942,087      $ 801,709,047
                                                                                                =============      =============
================================================================================================================================
                *Undistributed investment income--net .....................................     $   3,233,303      $   3,424,381
                                                                                                =============      =============
================================================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                         MuniYield New York Insured Fund, Inc., October 31, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been
                     derived from information provided in the financial
                     statements.                                                       For the Year Ended October 31,
                                                                         ----------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:               2001        2000         1999         1998        1997
===================================================================================================================================
Per Share            Net asset value, beginning of year ...............  $  13.76    $  13.02     $  16.26     $  15.89    $  15.49
Operating                                                                --------    --------     --------     --------    --------
Performance:         Investment income--net ...........................       .96         .87         1.03         1.12        1.15
                     Realized and unrealized gain (loss) on
                     investments--net .................................      1.26         .90        (2.47)         .61         .48
                                                                         --------    --------     --------     --------    --------
                     Total from investment operations .................      2.22        1.77        (1.44)        1.73        1.63
                                                                         --------    --------     --------     --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                      Investment income--net ..........................      (.77)       (.78)        (.89)        (.90)       (.91)
                      Realized gain on investments--net ...............        --          --         (.45)        (.19)       (.07)
                      In excess of realized gain on investments--net ..        --          --         (.20)          --          --
                                                                         --------    --------     --------     --------    --------
                     Total dividends and distributions to Common Stock
                     shareholders .....................................      (.77)       (.78)       (1.54)       (1.09)       (.98)
                                                                         --------    --------     --------     --------    --------
                     Effect of Preferred Stock:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                       Investment income--net .........................      (.20)       (.25)        (.16)        (.19)       (.23)
                       Realized gain on investments--net ..............        --          --         (.07)        (.08)       (.02)
                       In excess of realized gain on investments--net .        --          --         (.03)          --          --
                                                                         --------    --------     --------     --------    --------
                     Total effect of Preferred Stock ..................      (.20)       (.25)        (.26)        (.27)       (.25)
                                                                         --------    --------     --------     --------    --------
                     Net asset value, end of year .....................  $  15.01    $  13.76     $  13.02     $  16.26    $  15.89
                                                                         ========    ========     ========     ========    ========
                     Market price per share, end of year ..............  $  14.02    $  12.25     $12.4375     $16.3125    $ 15.875
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================
Total Investment     Based on market price per share ..................    21.26%       5.11%      (15.63%)       9.99%      13.79%
Return:*                                                                 ========    ========     ========     ========    ========
                     Based on net asset value per share ...............    15.57%      12.79%      (11.40%)       9.53%       9.37%
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization
Average Net Assets   expenses** .......................................      .97%       1.01%        1.02%         .98%       1.02%
Of Common Stock:                                                         ========    ========     ========     ========    ========
                     Total expenses** .................................      .97%       1.16%        1.02%         .98%       1.02%
                                                                         ========    ========     ========     ========    ========
                     Total investment income--net** ...................     6.66%       7.21%        6.96%        7.07%       7.45%
                                                                         ========    ========     ========     ========    ========
                     Amount of dividends to Preferred Stock
                     shareholders .....................................     1.38%       1.93%        1.04%        1.21%       1.51%
                                                                         ========    ========     ========     ========    ========
                     Investment income--net, to Common Stock
                     shareholders .....................................     5.28%       5.28%        5.92%        5.86%       5.94%
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization
Total Average Net    expenses .........................................      .67%        .68%         .71%         .68%        .70%
Assets:**+                                                               ========    ========     ========     ========    ========
                     Total expenses ...................................      .67%        .78%         .71%         .68%        .70%
                                                                         ========    ========     ========     ========    ========
                     Total investment income--net .....................     4.59%       4.82%        4.79%        4.91%       5.09%
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ........     3.07%       3.91%        2.30%        2.77%       3.33%
Average Net Assets                                                       ========    ========     ========     ========    ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) ...................................  $591,942    $542,709     $163,807     $199,582    $192,107
                                                                         ========    ========     ========     ========    ========
                     Preferred Stock outstanding, end of year (in
                     thousands)  ......................................  $259,000    $259,000     $ 85,000     $ 85,000    $ 85,000
                                                                         ========    ========     ========     ========    ========
                     Portfolio turnover ...............................    83.08%     148.51%       99.71%       89.76%      81.73%
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ........................  $  3,285    $  3,095     $  2,927     $  3,348    $  3,260
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net .................  $    791    $    980     $    566     $    695    $    826
On Preferred Stock                                                       ========    ========     ========     ========    ========
Outstanding:++       Series B--Investment income--net .................  $    731    $    941     $    583     $    689    $    837
                                                                         ========    ========     ========     ========    ========
                     Series C--Investment income--net .................  $    774    $    661           --           --          --
                                                                         ========    ========     ========     ========    ========
                     Series D--Investment income--net .................  $    715    $    634           --           --          --
                                                                         ========    ========     ========     ========    ========
                     Series E--Investment income--net .................  $    812    $    653           --           --          --
                                                                         ========    ========     ========     ========    ========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Includes Common and Preferred Stock average net assets.
++ The Fund's Preferred Stock was issued on September 16, 1992 (Series A and Series B) and March 6, 2000 (Series C, Series D and Series E).

      See Notes to Financial Statements.


                                    16 & 17

                         MuniYield New York Insured Fund, Inc., October 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $202,485 increase to the cost of securities and a corresponding $202,485 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $33,003 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $677,193,926 and $658,956,460, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                 Realized             Unrealized
                                              Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments ................          $19,819,567          $56,110,990
Financial futures contracts ..........           (5,589,010)                  --
                                                -----------          -----------
Total ................................          $14,230,557          $56,110,990
                                                ===========          ===========
--------------------------------------------------------------------------------

As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $55,713,012, all of which related to appreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $800,738,110.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2001 remained constant and during the year ended


                                    18 & 19

                         MuniYield New York Insured Fund, Inc., October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

October 31, 2000 increased by 26,844,207 as a result of issuance of Common Stock from reorganization and by 16,328 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.60%; Series B, 1.35%; Series C, 1.85%; Series D, 1.85%; and Series E, 1.95%.

Shares issued and outstanding during the year ended October 31, 2001 remained constant and during the year ended October 31, 2000 increased by 6,960 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $235,695 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $21,959,000, $12,664,000 expires in 2007 and $9,295,000 expires in
2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069062 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New York Insured Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 7, 2001


                                    20 & 21

                         MuniYield New York Insured Fund, Inc., October 31, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYN


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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